EXHIBIT 24.1
POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ THOMAS J. BARRACK, JR.
Thomas J. Barrack, Jr.

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ KIRBYJON H. CALDWELL
Kirbyjon H. Caldwell

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ LAWRENCE W. KELLNER
Lawrence W. Kellner

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ DOUGLAS H. MCCORKINDALE
Douglas H. McCorkindale

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ HENRY L. MEYER III
Henry L. Meyer III

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ OSCAR MUNOZ
Oscar Munoz

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ GEORGE G.C. PARKER
George G.C. Parker

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ JEFFERY A. SMISEK
Jeffery A. Smisek

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ KAREN HASTIE WILLIAMS
Karen Hastie Williams

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ RONALD B. WOODARD
Ronald B. Woodard

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ CHARLES A. YAMARONE
Charles A. Yamarone

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ JEFFREY J. MISNER
Jeffrey J. Misner

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jeffrey J. Misner, Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to one or more offerings of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on February 22, 2006, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
February 22, 2006

By:	/s/ CHRIS T. KENNY
Chris T. Kenny